UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 14 2008 (March 14, 2008)
FRANKLIN BANK CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-505I8	11-3626383
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9800 Richmond Avenue, Suite 680	Houston, Texas 77042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (713) 339-8900
Not applicable.

(Former name or former address, if changed since last report.)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
     Item 8.01  Other Events
     Franklin Bank Corp. (the “Company”) announced today that it will delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2007 with the Securities and Exchange Commission (the “Commission”).
     A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits.
Exhibit 99.1 Press release of Franklin Bank Corp. dated March 14, 2008.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.

Dated: March 14, 2008

	By:	/s/ Russell McCann Russell McCann
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated March 14, 2008